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                               [WSW LETTERHEAD]

     On June 26, 1998 an N-30D submission was mistakenly filed under CIK no. 0000946110. The Accession no. for the mistaken filing was 0000889812-98-001620.

     The filing was subsequently made on June 29, 1998 under the correct CIK no. 0000790184.

     Please disregard the erroneously filed N-30D.

Thank you,

Brian A. Kammerer
Vice President